                                                                                                                                                                March 6, 2012

DREYFUS INVESTMENT FUNDS

-  DREYFUS/STANDISH FIXED INCOME FUND

Supplement to Prospectus

dated May 1, 2011

The following information supersedes and replaces any contrary information contained in the section of the prospectus entitled “Fund Summary – Portfolio Management.”

The fund's investment adviser is The Dreyfus Corporation. David R. Bowser is the fund's primary portfolio manager, a position he has held since May 2008.  Mr. Bowser is an employee of The Dreyfus Corporation and Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation.  Mr. Bowser is a senior portfolio manager for active core fixed income strategies at Standish.

The following information supersedes and replaces any contrary information contained in the third paragraph of the section of the prospectus entitled “Fund Details – Management.”

David R. Bowser is the primary portfolio manager of the fund, a position he has held since May 2008.  Mr. Bowser is a senior portfolio manager for active core fixed income strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus.  Mr. Bowser joined Standish in 2000 and has been employed by Dreyfus since July 2006.